Exhibit 99.1

Investor Meetings 2Q21

Safe Harbor Statement CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of section 27 A of the Securities Act of 1933 and section 21 E of the Securities Exchange Act of 1934 . All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward - looking statements . We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States ("U . S . ") federal securities laws . In some cases, these statements can be identified by the use of forward - looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions . These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control . Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimates for catastrophes and other weather - related losses including losses related to the COVID - 19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency rates . Forward - looking statements only reflect our expectations and are not guarantees of performance . These statements involve risks, uncertainties and assumptions . Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements . We believe that these factors include, but are not limited to, the following : • the adverse impact of the ongoing COVID - 19 pandemic on our business, results of operations, financial condition and liquidity ; • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates ; • the occurrence and magnitude of natural and man - made disasters ; • the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes ; • losses from war, terrorism and political unrest or other unanticipated losses ; • actual claims exceeding loss reserves ; • general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency rates ; • the failure of any of the loss limitation methods we employ ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions ; • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased ; • the loss of business provided to us by major brokers ; • breaches by third parties in our program business of their obligations to us ; • difficulties with technology and/or data security ; • the failure of our policyholders or intermediaries to pay premiums ; • the failure of our cedants to adequately evaluate risks ; • the inability to obtain additional capital on favorable terms, or at all ; • the loss of one or more of our key executives ; • a decline in our ratings with rating agencies ; • changes in accounting policies or practices ; • the use of industry models and changes to these models ; • changes in governmental regulations and potential government intervention in our industry ; • inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices ; • inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices ; • changes in tax laws ; and • other factors including but not limited to those described under Item 1 A, 'Risk Factors' in our most recent Annual Report on Form 10 - K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www . sec . gov . Readers are urged to carefully consider all such factors as the COVID - 19 pandemic may have the effect of heightening many of the other risks and uncertainties described . We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise . 1

Vision: Global Leadership in Specialty Risks Targeting top - quintile profitability with industry average volatility Selective participation in attractive insurance and reinsurance markets (hybrid model) Franchise anchored in leadership positions in key markets and distribution relationships Strong relationships with distribution partners and clients based on underwriting, service, agility and claims expertise Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Consistent Commitment to Our Strategy Commitment to underwriting excellence, top caliber talent 2

Pro Lines Property Liability Marine A&H/Other Aviation Credit & Political Risk Terrorism AXIS at a Glance 1 Exchange / Ticker NYSE / “AXS” Market Capitalization 1 $4.3 Billion Gross Premiums Written 1 $6.8 Billion Leading Global Underwriter - E&S P&C - Lloyd’s - U.S. Professional Lines - Global Reinsurance Current Quarterly Div. / Annual Yield 1 $0.42 / 3.3% AMB/S&P Financial Strength Ratings A / A+ We provide our clients and distribution partners with a broad range of risk transfer products and services, meaningful capaci ty and solid financial strength Insurance 60% Reinsurance 40% Total FY2020 GPW: $6.8 billion Specialty Cat Liability Motor Property A&H Pro Lines Insurance Reinsurance (1) Market data as of 8/5/21; GPW data as of YE2020; $0.42 quarterly dividend announced 5/7/21 3 Leading Specialty Insurer and Global Reinsurer

4 Margin Improvement: Major repositioning of the portfolio over the past 3.5 years should continue to drive improvements in underlying results; Core margin improvement for 7 consecutive quarters Attractive Market Position: Over 85% of AXIS’ insurance portfolio is in the markets seeing strong rate improvements including E&S Property, E&S Casualty, Lloyd’s, Professional Lines as well as in a number of Reinsurance lines Pricing Momentum: Strong double - digit growth in core insurance lines of business supported by strong rate increases across virtually every line of business which is expected to continue through 2022; Reinsurance pricing gained further momentum during the mid - year renewal season, and we look for continued improvement heading into next year Attractive Valuation : Global platform with improving profitability trading at attractive levels with a 3.3% dividend yield 1 (1) Market data for dividend yield as of 8/5/21 AXIS: A Profitable Growth Engine

Insurance: • Rates continue to increase in the double digits • 15 th consecutive quarter of rate increases • Average rate increases of ~14% in 2Q21; similar to levels seen in 1Q21 • Rate increases seen in almost every line of business. AXIS is growing a number of these lines such as Excess Casualty, Renewable Energy, A&H and Marine • Cyber 2 rates up ~40% with further firming expected Reinsurance: • Pricing up 12% in 2Q21 vs. 11% in 1Q21 • At the mid - year renewals average rate increases were up 5 - 20% with Casualty/Pro Lines leading the way • Property/Catastrophe lines were up mid - single digits in the US despite elevated storm activity during 1Q21 Pricing momentum expected to continue through 2022 Pricing up in almost every line of business with many lines seeing strong double - digit increases • Industry issues such as low interest rates, lower levels of favorable development, social inflation and the COVID - 19 pandemic should drive further pricing improvements through 2022 5 (1) Cumulative written rate indexed from 1Q18 to 2Q21 (2) Cyber business is reported within Professional Lines and contributes ~$300 million of GPW per annum; There is a 65% quota sha re on the Cyber book in addition to aggregate stop loss protection Cumulative Insurance Rate Improvements Pricing Momentum Continues into 2021 0% 10% 20% 30% 40% 50% 60% Cumulative Rate Change - Indexed Liability Aviation Property Marine Professional Lines Insurance

Profitable Growth Accelerating • Record new business production in 2Q21 • Growing core lines of business where rates are adequate, and AXIS has the underwriting expertise, market relevance, and platf orm to drive sustainable profitable growth • Growing in lines such as Excess Casualty, Renewable Energy, A&H and Marine that continue to provide strong double - digit ROE oppo rtunities • Property, Professional Liability and Excess Casualty lines continue to see strong double - digit rate increases Tactical & Disciplined Underwriting • Underwriting leverage is up over 45% over the past 5 years as the portfolio becomes more capital efficient • Exited over $470 million of underperforming lines and invested in more attractive markets; will have de minimis impact going for ward 6 Price firming in the insurance market continues to accelerate in virtually every line of business which should drive future g row th $935 $864 $944 $929 $1,030 $928 $1,099 $1,102 $1,267 $33 $31 $18 $12 $8 $8 $5 $1 $2 $968 $895 $962 $941 $1,038 $936 $1,104 $1,103 $1,269 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Insurance Segment GPW Changes Targeting Profitable Growth 1 Continuing Lines GPW Exited Lines GPW Millions (1) Exited Lines includes those insurance lines of business that AXIS exited or placed into run - off in 2019 , as well as those insurance lines of business that Novae exited or placed into run - off in the fourth quarter of 2016 and in the first quarter of 2017 . AXIS exited insurance lines include Energy Onshore, Healthcare, U . S . Property, Risk Management Property, Management Liability Solutions, Marine Hull, Crisis Management, and certain MGA programs . Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property . Accelerating Profitable Insurance Growth

SPECIALTY/WHOLESALE BIG 3 OTHER GPW Growth Rate Change Acquisition Cost Accelerating Profitable Growth • Anticipate 1 - 2 points of lower acquisition costs in FY2021 • The specialty/wholesale channel is where AXIS has been accelerating growth the most and makes up over 40% of total premium volume year - to - date. This channel has been providing the strongest rate increases year - to - date • The reduction in the “other” channel has already driven improvement in acquisition costs 7 FY2020 Insurance Segment: Strategic Distribution Accessing high quality business through strategic distribution channels provides for margin improvement Strategic Distribution Benefits

-40% -20% 0% 20% 40% Catastrophe Credit and surety Property Motor Agriculture Liability Professional lines Reinsurance GPW Growth Q2 2021 vs Q2 2020 Profitable Reinsurance Growth: Where it Matters AXIS has been focused on profitable growth where risk selection and rate adequacy drive sound underwriting decisions 8 Improved rates achieved during renewals Targeted non - renewals and decreased line sizes with specific markets Decreased line sizes in North America and Asia Pacific, partially offset by modest rate increases Largely related to prior year premium adjustments in EMEA LatAm New business growth and increased rates on business in North America Improved rates on renewed business and new business in North America and Global Markets Decreased appetite for cat business during mid - year renewals due to only modest rate increases seen primarily in North America, Asia Pacific, and Global Markets

9 Group Ex - Cat AY Combined Ratio (1) Ex - PGAAP Ex - Cat AY Combined Ratio is a non - GAAP financial measure as defined in Regulation G. Further information regarding ex - P GAAP data including a reconciliation to the most comparable GAAP financial measure is available in Appendix I. 97.6% 97.1% 92.2% 91.4% 88.7% 92.3% 89.0% 80% 85% 90% 95% 100% FY2018 FY2019 FY 2020 2Q20 2Q21 1H20 1H21 EX-PGAAP Ex-Cat AY Combined Ratio Ex-Cat AY Combined Ratio Margin Improvement from Multiple Sources • Strong rate increases coupled with improved terms and conditions in a number of lines of business • Disciplined underwriting has driven consistent improvement in the loss ratio • Strategic distribution management has reduced acquisition costs • A strong focus on expenses has led to improved G&A ratios Executing the Strategy AXIS has positioned itself to excel in the current firming P&C market and the underwriting performance is producing tangible results 1 Note: Colors in charts delineate between full year and quarterly/half - year results

10 Loss ratio improvement driven by: • Enhanced pricing, improved terms/conditions and lower limits drive improved loss ratios coupled with greater stability • Portfolio construction coupled with improved mix of business 61.7% 60.6% 57.7% 58.0% 55.7% 57.5% 55.4% 50% 55% 60% 65% FY2018 FY2019 FY2020 2Q20 2Q21 1H20 1H21 Group Ex - Cat AY Loss Ratio Group: Underwriting Actions Drive Improving Performance Note: Colors in charts delineate between full year and quarterly/half - year results

57.7% 55.9% 54.7% 54.4% 53.5% 51.7% 53.5% 52.0% 3.6% 2.7% 2.3% 0.7% 2.1% 0.1% 1.4% 0.1% 40% 45% 50% 55% 60% 65% FY2017 FY2018 FY2019 FY2020 2Q20 2Q21 1H20 1H21 Insurance Ex - Cat AY Loss Ratio Continuing Lines Ex-Cat AY Loss Ratio Exited Lines Impact 58.5% 57.0% 55.1% 55.6% 52.1% 54.9% 51.8% 11 Portfolio Changes Driving Improving Loss Ratios: • 9.5 points of underlying loss ratio improvement since YE 2017 due to: • Strong pricing momentum, while maintaining disciplined loss picks in all lines • Portfolio repositioning leading to improved underlying profitability • Opportunities for further loss ratio improvements include: • Reduction of impact from exited lines of business; now de minimis • Enhanced portfolio construction 61.3% (1) Exited Lines includes those insurance lines of business that AXIS exited or placed into run - off in 2019 , as well as those insurance lines of business that Novae exited or placed into run - off in the fourth quarter of 2016 and in the first quarter of 2017 . AXIS exited insurance lines include Energy Onshore, Healthcare, U . S . Property, Risk Management Property, Management Liability Solutions, Marine Hull, Crisis Management, and certain MGA programs . Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property . Insurance Segment: Underlying Loss Ratio Improvement

65.6% 64.8% 64.0% 60.6% 60.6% 60.4% 60.4% 59.5% 55% 57% 59% 61% 63% 65% 67% FY2017 FY2018 FY2019 FY2020 2Q20 2Q21 1H20 1H21 Reinsurance Ex - Cat AY Loss Ratio 12 Portfolio Changes Driving Improving Loss Ratios: • 5.2 points of underlying margin improvement since YE 2017 due to: • Pricing momentum continued through the mid - year renewals most notably in casualty lines • Disciplined underwriting and portfolio management driving improvements • Opportunities for further loss ratio improvements include: • Improved business mix coupled with firmer pricing • Continue to leverage third party capital Reinsurance Segment: Underlying Loss Ratio Improvement Note: Colors in charts delineate between full year and quarterly/half - year results

13 Portfolio changes driving PML reductions across the curve: • Targeted reductions in the gross property/cat writings across peak zones across the Group • Repositioned Insurance property portfolio following Novae acquisition • Moved away from lower layer and aggregate treaties in Reinsurance • Strategic use of third - party capital partnerships • Efficient use of reinsurance & retrocessional purchasing Disciplined Reduction of Cat Exposure Across Entire Curve 1 in 5 1 in 10 1 in 20 1 in 50 1 in 100 1 in 250 Southeast Hurricane PML Reductions by Return Period July 1 2019 July 1 2020 July 1 2021 48% 52% 50% 47% 42% 50% Earnings Protection Capital Protection

14 Focused Expense Management: • Modest compensation/headcount increases lead to slightly higher G&A dollars in 1H21 • Headcount increases were primarily hiring additional underwriting talent • Tactically managing 2021 expenses lower due to the economic uncertainties presented by the pandemic 1 • Achieved operational and integration savings initiative ahead of targeted timeframe • Leveraging data and technology to deliver increased operating efficiency over time $519.2 $505.7 $478.0 $113.8 $129.0 $243.8 $261.6 $50 $150 $250 $350 $450 $550 FY2018 FY2019 FY2020 2Q20 2Q21 1H20 1H21 Underwriting - related G&A Expenses (1) Temporary expense reductions based on the specific impacts of the COVID - 19 pandemic on our business Millions Continuing Operational Improvements Note: Colors in charts delineate between full year and quarterly/half - year results

$912 $1,003 $778 $489 $304 $105 $49 2020 2019 2018 2017 2016 2015 2014 Strategic Capital Partners Fee Income (1) Strategic Capital Partners AUM Growth Premium Ceded to Strategic Capital Partners 2 ($ in millions) ($ in millions) 15 $6.3 $8.5 $21.8 $36.0 $48.0 $80.3 $60.5 2014 2015 2016 2017 2018 2019 2020 (1) Additional disclosures regarding fee income can be found in our Investor Financial Supplement (2) FY data only displayed; AUM includes collateralized vehicles and business ceded to rated counterparties the firm designates a s S trategic Capital Partners; All figures are estimates $0.0bn $0.5bn $1.0bn $1.5bn $2.0bn 2015 2016 2017 2018 2019 2020 AUM Growth ($bn) Harrington AVRL Other Strategic Partners Alturas ROE Accretive Capital Partnerships

$438.5 $478.6 $349.6 $45.0 $104.7 $138.1 $218.8 $0 $100 $200 $300 $400 $500 FY2018 FY2019 FY2020 2Q20 2Q21 1H20 1H21 Net Investment Income 16 • 2Q21 investment income was aided by strong returns from alternative assets, but the headwind from low interest rates is still a factor • The current book yield is ~2.0% and the market yield is ~1.4% 1 • AXIS maintains a conservative investment portfolio with a duration of ~3.1 years • AXIS will continue to focus on improving underwriting margins and maintaining its disciplined investment approach • Low interest rates remain a key reason that pricing momentum should continue through 2022 (1) Book yield and market yield as of 6/30/21 Millions Interest Rates Remain a Headwind to Investment Income Note: Colors in charts delineate between full year and quarterly/half - year results

Achieving Significant Progress Across the Platform

AXIS

In the past five years, AXIS has implemented significant change to its platform and portfolios

Key Drivers of Recent Progress		Improvement Targets[3] vs. FY20
GPW Growth[1]	• Sustained pricing improvements • Strong positions in E&S, Lloyd's, specialty markets • Disciplined underwriting remains key	**Well positioned for profitable growth in all our key markets where risks are adequately priced**
Ex-Cat AY Loss Ratio Improvement[1] Group: 6.0 points *Insurance: 6.2 points* *Reinsurance: 5.0 points*	• Sustained pricing improvements • Stronger terms/conditions; lower limits; reduced PMLs • Exited lines[2] + portfolio construction	**Improve 2-3 Points**
Cat Loss Ratio[5]: 9.5 points in FY2020	• Reduced Insurance property book • Lowered limits in cat exposed lines • Reduced PMLs across the loss curve • Achieving double-digit rate increases	**Improve 2-3 Points**
Acquisition Ratio: 21.3% in FY2020	• Reducing cover holder business • Adjusting broker commissions	**Improve 1-2 Points**
G&A Expense Ratio: 13.2% in FY2020	• $100 million cost savings target achieved • Additional $50 million[4] of costs saved in 2020 • Right sized expenses in face of the pandemic	**Expect mid-13s run-rate by 2022**

Targeting a Low-90s Combined Ratio to Drive Attractive ROEs

(1) Progress shown between year-end 2017 and year-end 2020
(2) Exited Lines includes those insurance lines of business that AXIS exited or placed into run-off in 2019, as well as those insurance lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. AXIS exited insurance lines include Energy Onshore, Healthcare, U.S. Property, Risk Management Property, Management Liability Solutions, Marine Hull and War, Crisis Management, and certain MGA programs. Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property. Novae discontinued reinsurance lines include motor reinsurance, general liability reinsurance, and international facultative property.
(3) Improvement Targets do not take into account unusual or infrequently occurring events
(4) Temporary expense reductions based on the specific impacts of the COVID-19 pandemic on our business
(5) Reported cat loss ratio of 17.7 points less COVID-19 impact of 8.2 points equates to 9.5 points

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S upport ing charitable causes that align with our values AXIS has long been a values - based organization and since 2018, we have been scaling our ESG and Corporate Citizenship program , overseen by the Corporate Governance and Nominating Committee ENVIRONMENT PHILANTHROPY Enhancing practices to help ensure a more sustainable future ADVOCACY Using our position to advance issues that align with our values • Sponsored and publicized research on U.S. hurricane risk in partnership with AIR and scholars from Brookings • Member of UN - backed Insurance Development Forum; Participant - Steering Committee, Sovereign & Humanitarian Solutions Working Group • Raised external awareness on DE&I topics via panel participation and press interviews DIVERSITY, EQUITY & INCLUSION Accelerating our initiatives in 2021 through multi - pronged efforts • Disclosed employee demographics: global gender and U.S. race • Recognized in Bloomberg Gender Equality Index • Launched Employee Resource Groups (ERGs) • Implementing 5 - point 2021 DE&I plan; key action areas - internal education, diverse recruitment, career development, goals/metrics and advocacy • Continued Global Corporate Philanthropy Partnerships with Adara, IMC, Partners in Health & Doctors Without Boarders • Continued to work with local philanthropy committees to organize virtual volunteering events and contribute to local organizations • Formed internal environmental working group, overseen by Chief Risk Officer, to augment existing climate risk working group • Amended existing policy to limit thermal coal/oil sands underwriting and investment with additional limitations addressing the Arctic National Wildlife Refuge • Developing second report aligned to Sustainability Accounting Standards Board principles Furthering Our Commitment to ESG and Corporate Citizenship 18

Our Purpose, Strategic Vision and Values 19 Our Purpose ( who we are ) Our Strategic Vision ( what we do ) Our Values ( how we do it ) We are One AXIS. We build positive energy and a collaborative environment where diversity of teams and perspectives is respected and valued. We insist on a culture of inclusivity and empathy – where we invest in and support one another. We deliver on our promises. Our clients, brokers and communities are at the center of all that we do and we stand by them. We measure ourselves on how well we have served our customers and helped them to pursue their goals. We never compromise our integrity. We are compelled to do what is right and just, guided by our moral compass. Trust, transparency, and accountability are paramount. We are passionate. We are relentless in our execution, disciplined in our pursuits, and resilient through challenges. We set ambitious goals, raising the bar for each other and celebrating our collective achievements. We are dynamic. We are intellectually curious – continuously learning, adapting, and improving. We are bold, innovative, and take ownership of our future. In a world filled with risk and uncertainty, we give people and organizations the confidence they need to pursue their goals and ambitions. Be leaders in our chosen markets, standing apart for delivering services and products that directly meet our clients' needs. • Win with our Partners • Deliver Innovative Underwriting • Be Nimble, Be Adaptive

Conclusion AXIS is a leading specialty insurer and global reinsurer Strong franchise with superior position in chosen specialty markets that are exhibiting the most attractive opportunities Pace of underwriting margin improvement should continue given ongoing portfolio improvements and acceleration in pricing Enhanced use of reinsurance, retro and third - party capital driving better risk adjusted returns with lower volatility Building a stronger, more profitable and more stable underwriter of specialty risks 20

21 Appendix I Note : On October 2 , 2017 , we acquired Novae Group plc (“Novae”) . At the acquisition date, we identified value of business acquired (“VOBA”) which represents the present value of the expected underwriting profit within policies that were in - force at the closing date of the transaction . In addition, the allocation of the acquisition price to the assets acquired and liabilities assumed based on estimated fair values at the acquisition date, resulted in the write - off of the deferred acquisition cost asset on Novae's balance sheet at the acquisition date as the value of policies in - force on that date are considered within VOBA . Consequently, underwriting income (loss) for the periods shown above included the recognition of premiums attributable to Novae's balance sheet at the acquisition date without the recognition of the associated acquisition costs . We believe the presentation of Ex - PGAAP current accident year combined ratio excluding catastrophe and weather - related losses enables investors and other users of our financial information to analyze the performance of our business .

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